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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: December 14, 1998
              (Date of earliest event reported: November 30, 1998)

                         Commission File Number: 0-21272



                               SANMINA CORPORATION
             (Exact name of Registrant as specified in its charter)



                  Delaware                                   77-0228183
                  --------                                   ----------
  (State of incorporation or organization)             (IRS Employer I.D. No.)


                355 East Trimble Road, San Jose, California 95131
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (408) 954-5500
                                 --------------
              (Registrant's telephone number, including area code)




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Item 2.  Acquisition and Disposition of Assets


        On November 30, 1998, Registrant acquired Altron Incorporated ("Altron") through a merger (the "Merger") effected pursuant to an Agreement and Plan of Merger dated September 2, 1998 (the "Merger Agreement"). Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Altron Common Stock was converted into 0.4545 shares of Sanmina Common Stock. The Merger Agreement and the terms of the Merger are more fully described in Registrant's registration statement on Form S-4 (Commission File No. 333-66267) relating to the shares of Registrant's Common Stock issued in the Merger.












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Item 7.        Financial Statements and Exhibits

        (a)  Financial Statements and Pro Forma Financial Information

        It is impracticable to provide the required financial statements as of the filing of this report. Registrant expects that audited and pro forma financial statements required under this item will be filed within 60 days after the date on which this Form 8-K is required to be filed.

        (b)  Exhibits

        2.1(*)    Agreement and Plan of Merger dated September 2, 1998 among
                  Registrant, SANM Acquisition Subsidiary, Inc. and Altron
                  Incorporated.

        2.2(**)   Shareholder Agreement dated as of September 2, 1998 among the
                  Registrant, Altron and certain shareholders of Altron.

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        (*)    Incorporated by reference to Annex I to the Proxy
               Statement/Prospectus included in Registrant's Registration Statement on Form S-4 (Commission File No. 333-66267).

        (**)   Incorporated by reference to Annex II to the Proxy
               Statement/Prospectus included in Registrant's Registration Statement on Form S-4 (Commission File No. 333-66267).













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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SANMINA CORPORATION


                                        By: /s/ Bernard Whitney
                                            ----------------------------------
                                            Bernard Whitney,
                                            Executive Vice President
                                            and Chief Financial Officer



Date: December 14, 1998












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